CALVERT EMERGING MARKETS ADVANCEMENT FUND
CALVERT EMERGING MARKETS EQUITY FUND
CALVERT INTERNATIONAL EQUITY FUND
CALVERT INTERNATIONAL OPPORTUNITIES FUND

Supplement to Prospectus dated February 1, 2023

The following replaces “Responsible Investing.” under “Principal Investment Strategies” in “Fund Summaries – Calvert Emerging Markets Equity Fund”:

Responsible Investing. The Fund has established sustainable and socially responsible investment criteria to determine whether a security qualifies as an investment for the Fund. The Fund seeks to invest in emerging market companies whose products, services or industrial and/or business practices contribute towards addressing one or more global sustainability challenges in local or international markets, including (i) development, poverty and health, (ii) environment and climate change, or (iii) rights and governance. The foregoing are commonly known as environmental, social and governance (“ESG”) factors.  Investments are selected for financial soundness and evaluated according to these sustainability and corporate responsibility criteria, the application of which is considered to be in the economic interest of the Fund and its shareholders.

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